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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      January 6, 2004
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                                Citigroup Inc.
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            (Exact name of registrant as specified in its charter)


   Delaware                         1-9924                      52-1568099
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(State or other                  (Commission                  (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)

                    399 Park Avenue, New York, New York             10043
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                  (Address of principal executive offices)        (Zip Code)

                                (212) 559-1000
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             (Registrant's telephone number, including area code)
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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


      Exhibits:

      Exhibit No.       Description
      -----------       -----------
         1.01           Terms Agreement, dated January 6, 2004, among the
                        Company and the underwriters named therein, relating to the offer and sale of the Company's Floating Rate Notes due January 12, 2007.

         4.01           Form of Note for the Company's Floating Rate Notes
                        January 12, 2007.


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                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: January 12, 2004                 CITIGROUP INC.



                                        By:   /s/ Charles E. Wainhouse
                                              -------------------------
                                              Charles E. Wainhouse
                                              Assistant Treasurer


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